Share Repurchase Programs	12 Months Ended
Dec. 31, 2012
Share Repurchase Programs
Share Repurchase Programs

22.                Share Repurchase Programs

The Company’s Board has approved five share repurchase programs prior to 2012 which authorized management to repurchase the Company’s ordinary shares to enhance shareholder value. On November 13, 2012, the Company’s Board approved a new share repurchase program authorizing management to repurchase up to US$100 million of the Company’s ordinary shares to enhance shareholder value for a period not to exceed twelve months. The timing and actual number of shares subject to repurchase were at the discretion of the Company’s management and contingent on a number of factors and limitations, including the price of the Company’s stock, corporate and regulatory requirements, alternative investment opportunities and other market conditions. The share repurchase program specified a maximum dollar value of shares subject to repurchase and had an expiration date and could have been limited or terminated at any time without prior notice.

The Company accounts for repurchased ordinary shares under the cost method and include such treasury stock as a component of the common shareholders’ equity. Cancellation of treasury stock is recorded as a reduction of ordinary shares, additional paid-in-capital and retained earnings, as applicable. An excess of purchase price over par value is allocated to additional paid-in-capital first with any remaining excess charged entirely to retained earnings.

As of December 31, 2012, the Company had repurchased 1.66 million ADSs (equivalent to 41.50 million ordinary shares) for consideration amounting to approximately US$67.2 million pursuant to the above referenced new share repurchase program, which were recorded as treasury stock pending cancellation.